Liquidity and Financial Condition	9 Months Ended
Sep. 30, 2011
Liquidity and Financial Condition [Abstract]
Liquidity and Financial Condition [Text Block]
2.	Liquidity and Financial Condition

Since inception, the Company has generated losses from operations and the Company anticipates it will continue to generate losses from operations for the foreseeable future. As of December 31, 2010 and 2009, the Company’s stockholders’ equity (deficit) was approximately $440,200 and ($1,191,200), respectively. Net cash used in operating activities was $646,267 and $804,405 for the years ended December 31, 2010 and 2009, respectively. Operations since inception have been funded with the proceeds from equity and debt financings and sales activity. As of December 31, 2010, the Company had cash and cash equivalents of $1,038,661. It is anticipated that existing capital resources will enable the Company to continue operations through at least October 1, 2012.